EXHIBIT 10.1
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT FACILITY AGREEMENT
     This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT (“Amendment”) is made effective as of the 3rd day of August, 2007 (the “Amendment Effective Date”), by and between LENNOX INTERNATIONAL INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and the Lenders which are parties hereto.
W I T N E S S E T H :
     WHEREAS, the Borrower on July 8, 2005 entered into that certain Second Amended and Restated Revolving Credit Facility Agreement, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit Facility Agreement, dated as of August 17, 2006, and as further amended by that certain Second Amendment to Second Amended and Restated Revolving Credit Facility Agreement, dated as of January 11, 2007 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent and the Lenders governing the loans described therein (collectively, the “Loan”);
     WHEREAS, to evidence the Loan, the Borrower executed certain promissory notes (collectively, the “Notes”) dated of even date with the Credit Agreement and made payable to the order of certain of the Lenders;
     WHEREAS, the Credit Agreement, the Guaranty, the Notes and all other documents, agreements, certificates and instruments representing, evidencing or securing the Loan are collectively referred to herein as the “Loan Documents”;
     WHEREAS, the Borrower and each of the Guarantors have requested that the Administrative Agent and the Lenders acknowledge and consent in all respects to (a) the execution, delivery and performance by the Borrower and the Guarantors of a three hundred sixty-four day unsecured credit facility with Bank of America, N.A. as administrative agent, pursuant to which the Borrower may obtain revolving credit loans in the aggregate principal amount not to exceed $300,000,000 at any time outstanding for the purpose of repurchasing issued and outstanding shares of its common stock (the “Bridge Credit Agreement”), (b) the execution, delivery and performance by the Guarantors of a guaranty agreement unconditionally and irrevocably guaranteeing the prompt and complete payment and performance of all of the obligations of the Borrower under the Bridge Credit Agreement (the “Bridge Guaranty”), and (c) the consummation of the transactions contemplated pursuant to the Bridge Credit Agreement and the Bridge Guaranty and such other documents, agreements, instruments and certificates executed in connection with the Bridge Credit Agreement and the Bridge Guaranty (the documents and agreements referred to in clauses (a) – (c) above are collectively referred to hereinafter as the “Bridge Transaction Documents”);

     WHEREAS, the Administrative Agent and the Lenders have agreed to consent to the Bridge Transaction Documents and the consummation of the transactions contemplated thereby and amend the Credit Agreement for the purpose of providing the Borrower with the ability to repurchase an additional amount of its issued and outstanding common stock upon the terms and conditions set forth herein.
     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows.
ARTICLE I.
Definitions and References
     1.1 Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.
ARTICLE II.
Amendments to Credit Agreement
     2.1 Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following defined term in its appropriate alphabetical order:
     “‘Bridge Credit Facility’ means a three-hundred sixty-four day revolving credit facility with Bank of America, N.A., as administrative agent, in an aggregate principal amount not to exceed $300,000,000 at any time outstanding for the purpose of repurchasing issued and outstanding shares of the Borrower’s common stock.”
     2.2 Section 3.12. Section 3.12 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “Section 3.12. Use of Proceeds. The Borrower will apply the proceeds of the Loans to refinance existing indebtedness, for capital expenditures, to make acquisitions, for working capital and for other general corporate purposes, including, without limitation, the repurchase of issued and outstanding shares of its common stock. The Letters of Credit shall be issued to support transactions of the Borrower and the Subsidiaries entered into in the ordinary course of business.”
     2.3 Section 3.15. Section 3.15 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “Section 3.15. Margin Regulations; Investment Company Act.

          (a) No part of the proceeds of any Borrowing or drawing under any Letter of Credit, and no other extensions of credit hereunder, will be used for any purpose that violates the provisions of Regulations T, U, or X of the Board. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets subject to the restrictions of Section 5.13 (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be margin stock.
          (b) If requested by any Lender or the Administrative Agent, the Borrower will execute and furnish to the Administrative Agent and each Lender a FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U of the Board.
          (c) Neither the Borrower nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended.”
     2.4 Section 5.12. Section 5.12 of the Credit Agreement is hereby amended by (i) deleting the word “and” located at the end of clause (p) thereof, (ii) deleting the period located at the end of clause (q) thereof and substituting in lieu thereof the phrase “; and”, and (iii) adding to the end thereof a new clause (r) that reads as follows:
     “(r) Indebtedness of the Borrower and any Guarantee thereof by any Subsidiary (other than the Insurance Subsidiary) under the Bridge Credit Facility.”
     2.5 Section 5.13. Section 5.13 of the Credit Agreement is hereby amended by (i) adding to the end of the second parenthetical located in the lead in to Section 5.13 the phrase “but excluding any shares of the Borrower’s common stock repurchased by the Borrower” and (ii) adding the following sentence to the end of Section 5.13: “For the avoidance of doubt, any issued and outstanding common stock of the Borrower repurchased by the Borrower is not deemed to be any property or asset of the Borrower for purposes of this Section 5.13, and therefore, is not subject to the restrictions contained in this Section 5.13.”
     2.6 Section 5.14. Section 5.14 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to declare or make, or incur any liability to declare or make, any Restricted Payment, except: (a) Subsidiaries may declare and pay dividends ratably with respect to the Equity Interests they have issued and (b) the Borrower may declare and pay dividends and repurchase shares of its common stock during any fiscal quarter as long as on the date of determination:
     (i) no Default or Event of Default exists or would result therefrom; and
     (ii) the sum of (A) the amount of the dividends or repurchases proposed to be made in such fiscal quarter, plus (B) the aggregate amount of the dividends and repurchases previously made by the Borrower in the same fiscal quarter, and (C) the aggregate amount of all dividends and repurchases made in the prior three fiscal quarters does not exceed an amount equal to the greater of (1) fifty percent (50%) of Consolidated Net Income (calculated for the four fiscal quarters then most recently ended prior to the date of determination) or (2) $40,000,000;
provided, however, that in addition to the share repurchases permitted by clause (b)(ii) above, the Borrower may make additional repurchases of its issued and outstanding common stock in an aggregate amount not to exceed the sum of (1) fifty percent (50%) of the principal amount of the Subordinated Notes converted into common stock of the Borrower on or prior to October 6, 2005, plus (2) on or after August 17, 2006, $550,000,000.”
     2.7 Section 5.15. Subpart (c) of Section 5.15 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “(c) Consolidated Net Worth. The Borrower will not permit Consolidated Net Worth as of any date to be less than the sum of (i) $396,624,000.00; plus (ii) 50% of the sum of (A) its aggregate Consolidated Net Income (but only if a positive number) for the period beginning April 1, 2005 and ending as of the most recently completed fiscal quarter prior to the date of determination minus (B) any non-recurring and non-cash charges not included in determining such Consolidated Net Income under clause (g) of the definition thereof; plus (iii) 100% of the net proceeds from the issuance of any Equity Interests by the Borrower occurring after the Effective Date (including, or in addition, any increase in equity attributable to the conversion of the Borrower’s Subordinated Notes to common stock); minus (iv) the total aggregate amount expended by the Borrower for the repurchase of shares of its common stock on or after August 17, 2006 under the additional $550,000,000 exception provided for in clause (2) of the proviso to Section 5.14.”
     2.8 Section 5.16. Section 5.16 of the Credit Agreement is hereby amended by amending clause (i) to the proviso located therein to read as follows: “(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, the Senior Note Purchase Agreements, Subordinated Notes, or any agreement, document, instrument or certificate executed and delivered in connection with the Bridge Credit Facility;”.
ARTICLE III.
Conditions to Effectiveness; Representations; Warranties and Acknowledgements
     3.1 Effective Date. This Amendment shall become effective as of the Amendment Effective Date when and only when all of the following conditions precedent have been satisfied:
     (i) the Administrative Agent and the Lenders shall have received copies of all documents, agreements, instruments, certificates or other evidence which the Administrative Agent, the

Lenders or their counsel may reasonably request in connection herewith, including, without limitation, the following:
     (a) duly executed counterparts of this Amendment signed by the Borrower, the Administrative Agent, and the Required Lenders; and
     (b) a duly executed counterpart of the Consent attached to this Amendment signed by all of the Guarantors, and
     (ii) the Borrower shall have paid to each Lender who delivers a duly executed counterpart to this Amendment a fully earned and nonrefundable amendment fee in an amount equal to five basis points (.05%) of such Lender’s Commitment on the Amendment Effective Date.
     3.2 Representations and Warranties; Acknowledgments by the Borrower. Except as modified hereby, the terms and provisions of the Credit Agreement and other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms. The Borrower hereby acknowledges, agrees and represents that (i) the Borrower is indebted to the Lenders pursuant to the terms of the Notes and the Credit Agreement as amended hereby; (ii) contemporaneously with the effectiveness of this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; (iii) no condition exists which presently constitutes a Default or an Event of Default; and (iv) this Amendment and the Credit Agreement (as amended hereby) have been duly authorized by all necessary organizational action of the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.
ARTICLE IV.
Miscellaneous
     4.1 Reference to and Effect on the Loan Documents.
     (a) Upon the effectiveness of this Amendment, on and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
     (b) Except as expressly amended, modified or supplemented by this Amendment, the Credit Agreement and all of the other Loan Documents, are and shall continue to be in full force and effect, enforceable against the Borrower in accordance with their respective terms, and are hereby ratified and confirmed by the Borrower in all respects.
     (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the

Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     4.2 Consent to Bridge Transaction Documents. The Administrative Agent and the Lenders party hereto hereby consent to (i) the execution, delivery and performance of the Bridge Transaction Documents and the consummation of the transactions contemplated thereby and (ii) each lender under the Bridge Credit Agreement becoming a “Lender” under the Intercreditor Agreement (and the Bridge Credit Agreement being referred to in all respects as a “Credit Facility” thereunder) upon the receipt by the Collateral Agent (as defined in the Intercreditor Agreement) of a duly executed Supplement to Intercreditor Agreement substantially in the form of Attachment B to the Intercreditor Agreement pursuant to Section 7.03 of the Intercreditor Agreement.
     4.3 Costs and Expenses. Contemporaneously with the execution and delivery hereof, the Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to the Administrative Agent (which fees and expenses, as to legal counsel of the Administrative Agent, shall be paid directly to legal counsel of the Administrative Agent upon presentation of a bill for legal services rendered).
     4.4 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     4.5 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     4.6 Time is of the Essence. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.
     4.7 Binding Agreement. This Amendment shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of any interest in and to the Borrower or any Guarantor except as expressly authorized in the Loan Documents, or

(ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
     4.8 Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
     4.9 Construction. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.
     4.10 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of an original executed counterpart of this Amendment.
     4.11 No Reliance. In executing this Amendment, the Borrower warrants and represents that the Borrower is not relying on any statement or representation other than those in this Amendment and the other Loan Documents and is relying upon its own judgment and advice of its attorneys.
     4.12 ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

BORROWER: LENNOX INTERNATIONAL INC., a Delaware corporation
By:	/s/ Gary A. Larson
Gary A. Larson,
Vice President and Treasurer

ADMINISTRATIVE AGENT BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders
By:	/s/ Michael Brashler
Michael Brashler
Vice President

BANK OF AMERICA, N.A., as a Lender, as an Issuing Bank and as Swingline Lender
By:	/s/ Allison W. Connally
Allison W. Connally
Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Brian McDougal
	Name:	Brian McDougal
	Title:	Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ W. Bradley Hamilton
	Name:	W. Bradley Hamilton
	Title:	Director

Signature Page – Third Amendment to Second Amended and Restated Credit Facility Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Janet Wheeler
	Name:	Janet Wheeler
	Title:	Vice President

By:	/s/ Douglas M. Barnell
	Name:	Douglas M. Barnell
	Title:	Manager, Southwest Corporate

WELLS FARGO BANK, N.A.
By:	/s/ Jeff Boeckman
	Name:	Jeff Boeckman
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc
By:	/s/ Robert W. Casey, Jr.
	Name:	Robert Casey
	Title:	Managing Director

WACHOVIA BANK, NA
By:	/s/ Jennifer L. Norris
	Name:	Jennifer L. Norris
	Title:	Senior Vice President

BANK OF TEXAS, N.A.
By:	/s/ Bianca A. Gulberti
	Name:	Bianca A Gulberti
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Derek S. Roudebush
	Name:	Derek S. Roudebush
	Title:	Vice President

Signature Page – Third Amendment to Second Amended and Restated Credit Facility Agreement

COMPASS BANK
By:	/s/ Thomas Blake
	Name:	Thomas Blake
	Title:	Senior Vice President

THE NORTHERN TRUST COMPANY
By:	/s/ Peter J. Hallan
	Name:	Peter J. Hallan
	Title:	Vice President

COMERICA BANK
By:	/s/ William B. Dridge
	Name:	William B. Dridge
	Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Melinda Jackson
	Name:	Melinda Jackson
	Title:	Senior Vice President

UBS LOAN FINANCE LLC
By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page – Third Amendment to Second Amended and Restated Credit Facility Agreement

CALYON NEW YORK BRANCH
By:	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Managing Director

By:	/s/ Robert Nelson
	Name:	Robert Nelson
	Title:	Managing Director

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:	/s/ Stephen R. Deaton
	Name:	Stephen R. Deaton
Title:

REGIONS BANK
By:
Name:
Title:

THE BANK OF NEW YORK
By:	/s/ Mary E. Pohl
	Name:	Mary E Pohl
	Title:	Vice President

CONSENT
The undersigned, as Guarantors under that certain Second Amended and Restated Subsidiary Guaranty Agreement, dated as of July 8, 2005 (the “Subsidiary Guaranty”) in favor of Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Lenders parties to the Credit Agreement referred to in the Third Amendment to Second Amended and Restated Credit Facility Agreement (the “Amendment”), dated as of August ___, 2007, among Lennox International Inc., as Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent, hereby consent to the execution and delivery of the Amendment, and hereby confirm and agree that the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in the Subsidiary Guaranty to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment.

GUARANTORS: LENNOX INDUSTRIES INC. ALLIED AIR ENTERPRISES INC. SERVICE EXPERTS INC. LENNOX GLOBAL LTD.
By:	/s/ Gary A. Larson
Gary A. Larson
Treasurer

On behalf of each of the Guarantors identified above

Signature Page – Third Amendment to Second Amended and Restated Credit Facility Agreement